SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           May 25, 2005 (May 20, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-9224                   56-2346563
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(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

          INSERT NEW ADDRESS
          New York, New York                                          10019
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(Address of Principal Executive Offices)                             (Zip Code)


                                  212-977-2200
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              (Registrant's telephone number, including area code)

    200 West 57th Street, Suite 507
          New York, New York                                          10019
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
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Standard: Transfer of Listing
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(a) On May 5, 2005, CNE Group,  Inc. (the  "Company")  received  notice from the
American Stock Exchange ("AMEX") Staff indicating that at December 31, 2004 it did not meet certain of AMEX's continuing listing standards, specifically its
(i) Stockholders' Equity being less than $6,000,000 (Section 1003(a)(iii) of the AMEX Company Guide) and (ii) financial condition has become so impaired that it appears questionable that it will be able to continue operations and/or meet its obligations as they mature (Section 1003(a)(iv) of the AMEX Company Guide).

AMEX requested the Company to submit a plan that would demonstrate to AMEX the Company's ability to regain compliance (the "Plan"), which it did on June 8, 2005. On June 13, 200-5, the Staff notified the Company that it had determined that the Plan does not make a reasonable demonstration of the Company's ability to regain compliance with the continued listing standards, as required by
Section 1009 of the Company Guide and, as provided by Section 1009(d) thereof, the Staff has determined to proceed with the filing of an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on AMEX.

In accordance with Sections 1203 and 1009(d) of the Company Guide the Company has a limited right to appeal the Staff's determination at an oral hearing or one based on a written submission before a Listing Qualifications Panel within seven days after receipt of the notification of the Staff's determination. The Company intends to request an oral hearing to appeal the Staff's determination and will file this request on or before June 21, 2005, for which it will be required to pay a $5,000 fee together with the request. The Company can give no assurance that its appeal will be successful.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNE GROUP, INC.



Date:  June 17, 2005                            By:  /S/Anthony S. Conigliaro
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                                                     Anthony S. Conigliaro,
                                                     Chief Financial Officer


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